Deferred Revenue	12 Months Ended
Dec. 31, 2013
Deferred Revenue [Abstract]
Deferred Revenue Disclosure [Text Block]

Note 13 — Deferred Revenue

Deferred revenue consists of prepaid licensing revenue of $1,844,229 and deferred sales of $338,613 from the prepayment of Angel centrifuges, as a result of the Arthrex Agreement. Revenue related to the purchase of Angel centrifuges is recognized upon delivery to the point of sale. Revenue related to prepaid licensing is recognized on a straight-line basis over 5 years, the term of the Arthrex Agreement. Revenue of $167,657 related to the prepaid license was recognized in the year ended December 31, 2013.